Acquisitions, Goodwill and Other Intangibles Assets	12 Months Ended
Dec. 31, 2015
Acquisitions, Goodwill and Intangible Assets Disclosure [Abstract]
Acquisitions, Goodwill and Other Intangible Assets

NOTE 8. ACQUISITIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Acquisitions

On November 2, 2015, we acquired the Thermal, Renewables and Grid businesses from Alstom. The purchase price was €9,200 million ($10,135 million), net of cash acquired of approximately €1,600 million ($1,765 million). As further discussed below and elsewhere in this report, the acquired Alstom businesses had a significant impact on our industrial businesses, directly affecting accounting and reporting related to three of our operating segments, as well as the creation of several new, jointly-owned entities. Given the timing and complexity of the acquisition, the presentation of these businesses in our financial statements, including the allocation of the purchase price, is preliminary and likely to change in future reporting periods. We will complete our post-closing procedures and purchase price allocation no later than the fourth quarter of 2016.

As noted above, we formed three consolidated joint ventures with Alstom in grid technology, renewable energy, and global nuclear and French steam power. In addition, GE contributed its Digital Energy business to the grid technology joint venture.

Alstom holds redemption rights with respect to its interest in each joint venture, which, if exercised, would require us to purchase all of their interest during September 2018 or September 2019 for the grid technology and renewable energy joint ventures. Alstom also holds similar redemption rights for the global nuclear and French steam power joint venture, that are exercisable during the first full calendar quarter immediately following the fifth or sixth anniversary of the acquisition date. The redemption price would generally be equal to Alstom’s initial investment plus annual accretion of 3% for the grid technology and renewable energy joint ventures and plus annual accretion of 2% for the nuclear and French steam power joint venture, with potential upside sharing based on an EBITDA multiple. Alstom also holds additional redemption rights in other limited circumstances as well as a call option to require GE to sell all of its interests in the renewable energy joint venture at the higher of fair value or Alstom’s initial investment plus annual accretion of 3% during the month of May in the years 2016 through 2019 and also upon a decision to IPO the joint venture.

GE holds a call option on Alstom’s interest in the global nuclear and French steam power joint venture at the same amount as Alstom’s redemption price in the event that Alstom exercises its put option in the grid technology or renewable energy joint ventures. GE also has call options on Alstom’s interest in the three joint ventures in other limited circumstances. In addition, the French Government holds a preferred interest in the global nuclear and French steam power joint venture, giving it certain protective rights.

The acquisition and alliances with Alstom affected our Power, Energy Management and Renewable Energy segments. The financial impact of acquired businesses on individual segments will be affected by a number of variables, including operating performance, purchase accounting effects and expected synergies. In addition, due to the amount of time that elapsed between signing and closing, the commercial operations of the businesses were negatively affected primarily as a result of uncertainty among Alstom customers regarding the execution of the transaction. This affected the overall valuation of the acquired businesses at the time of close and, accordingly, is reflected in the amounts assigned to the assets and liabilities recorded in purchase accounting. The fair value of the acquired businesses, including a preliminary valuation of non-controlling interest, at the time of close was approximately $13,700 million, net of cash acquired. The preliminary purchase price allocation resulted in approximately $13,500 million of goodwill and $4,065 million of amortizable intangible assets. The preliminary fair value of the associated non-controlling interest is approximately $3,600 million, which consists of approximately $2,900 million for Alstom’s redeemable non-controlling interest in the three joint ventures (presented separately from total equity in the consolidated balance sheet) and $700 million for all other non-controlling interest.

In order to obtain approval by the European Commission and the Department of Justice, GE pledged to sell certain of Alstom’s gas-turbine assets and its Power Systems Manufacturing subsidiary to Ansaldo Energia SpA (Ansaldo) after the close of the transaction for approximately €120 million. The purchase price will be paid by Ansaldo over a period of five years. The transaction closed on February 25, 2016.

On January 30, 2015, we acquired Milestone Aviation Group (Milestone Aviation), a helicopter leasing business, for approximately $1,750 million, which is included in our Capital segment. The purchase price allocation resulted in goodwill of approximately $730 million and amortizable intangible assets of approximately $345 million.

On June 2, 2014, we acquired Cameron’s Reciprocating Compression division for $550 million. The division provides reciprocating compression equipment and aftermarket services for oil and gas production, gas processing, gas distribution and independent power industries. The division is included in our Oil & Gas segment. The purchase price allocation resulted in goodwill of approximately $280 million and amortizable intangible assets of approximately $95 million.

In the first quarter of 2014, we acquired several businesses in our Healthcare segment. On February 12, 2014, we acquired API Healthcare (API) for $340 million in cash. API is a healthcare workforce management software and analytics solutions provider. The purchase price allocation resulted in goodwill of approximately $270 million and amortizable intangible assets of approximately $125 million. On March 21, 2014, we acquired certain Thermo Fisher Scientific Inc. life-science businesses for $1,065 million in cash. The primary business acquired, Hyclone, is a leading manufacturer of products used to support biopharmaceutical research and production. The purchase price allocation resulted in goodwill of approximately $695 million and amortizable intangible assets of approximately $320 million.

GOODWILL

CHANGES IN GOODWILL BALANCES

	2015				2014
			Dispositions,				Dispositions,
			currency				currency
	Balance at		exchange	Balance at	Balance at		exchange	Balance at
(In millions)	January 1	Acquisitions(a)	and other	December 31	January 1	Acquisitions	and other	December 31

Power	$7,769	$9,582	$(615)	$16,736	$7,852	$21	$(104)	$7,769
Renewable Energy	984	1,631	(35)	2,580	970	-	14	984
Oil & Gas	10,572	22	-	10,594	10,516	276	(220)	10,572
Energy Management	4,570	2,314	(657)	6,227	4,748	-	(178)	4,570
Aviation	8,952	-	(385)	8,567	9,103	-	(151)	8,952
Healthcare	17,532	11	(190)	17,353	16,643	1,004	(115)	17,532
Transportation	887	-	(36)	851	1,012	2	(127)	887
Appliances & Lighting	226	-	(12)	214	606	-	(380)	226
Capital	1,680	728	(37)	2,370	1,684	-	(3)	1,680
Corporate	34	-	-	34	3	31	-	34
Total	$53,207	$14,287	$(1,968)	$65,526	$53,137	$1,334	$(1,264)	$53,207

(a) Goodwill balances associated with Alstom and their allocations to segments are preliminary.

Goodwill balances increased by $12,319 million in 2015, primarily as a result of the Alstom and Milestone Aviation acquisitions, partially offset by currency exchange effects of the stronger U.S dollar and disposals.

Goodwill balances increased $70 million in 2014, primarily as a result of acquisitions at Healthcare and Oil & Gas partially offset by currency exchange effects of a stronger U.S. dollar.

We test goodwill for impairment annually in the third quarter of each year using data as of July 1 of that year. The impairment test consists of two steps: in step one, the carrying value of the reporting unit is compared with its fair value; in step two, which is applied when the carrying value is more than its fair value, the amount of goodwill impairment, if any, is derived by deducting the fair value of the reporting unit’s assets and liabilities from the fair value of its equity, and comparing that amount with the carrying amount of goodwill. We determined fair values for each of the reporting units using the market approach, when available and appropriate, or the income approach, or a combination of both. We assess the valuation methodology based upon the relevance and availability of the data at the time we perform the valuation. If multiple valuation methodologies are used, the results are weighted appropriately.

Valuations using the market approach are derived from metrics of publicly traded companies or historically completed transactions of comparable businesses. The selection of comparable businesses is based on the markets in which the reporting units operate giving consideration to risk profiles, size, geography, and diversity of products and services. A market approach is limited to reporting units for which there are publicly traded companies that have the characteristics similar to our businesses.

Under the income approach, fair value is determined based on the present value of estimated future cash flows, discounted at an appropriate risk-adjusted rate. We use our internal forecasts to estimate future cash flows and include an estimate of long-term future growth rates based on our most recent views of the long-term outlook for each business. Actual results may differ from those assumed in our forecasts. We derive our discount rates using a capital asset pricing model and analyzing published rates for industries relevant to our reporting units to estimate the cost of equity financing. We use discount rates that are commensurate with the risks and uncertainty inherent in the respective businesses and in our internally developed forecasts. Discount rates used in our reporting unit valuations ranged from 10.0% to 15.5%.

During the third quarter of 2015, we performed our annual impairment test of goodwill for all of our reporting units. Based on the results of our step one testing, the fair values of each of the GE reporting units exceeded their carrying values; therefore, the second step of the impairment test was not required to be performed for any of our reporting units and no goodwill impairment was recognized.

While all of our reporting units passed step one of our annual impairment testing in 2015, we identified one reporting unit for which the fair value was not substantially in excess of its carrying value. Due to the sharp decline experienced in oil prices and the prospect of a continuation of prevailing oil prices, the fair value of our Energy Financial Services reporting unit, within our Capital operating segment, has been impacted and was in excess of its carrying value by approximately 13%. Due to the continued decline in oil prices, we performed an impairment test in the fourth quarter using data as of December 31, 2015, which resulted in the fair value of our Energy Financial Services reporting unit being in excess of its carrying value by approximately 12%. The goodwill associated with our Energy Financial Services reporting unit was $1,386 million at December 31, 2015, representing approximately 2% of our total goodwill. Our Oil & Gas business has also experienced declines in orders, project commencement delays and pricing pressures, which affect the fair value of our Oil & Gas reporting units. While the goodwill of these reporting units is not currently impaired, we will continue to monitor the oil & gas industry and the impact it may have on these businesses.

As of December 31, 2015, we believe that the goodwill is recoverable for all of the reporting units; however, there can be no assurances that the goodwill will not be impaired in future periods.

In 2014, we identified one reporting unit for which the fair value was not substantially in excess of its carrying value. Within our Energy Management operating segment, the Power Conversion reporting unit was determined to have a fair value in excess of its carrying value by approximately 10%. In the current year, the fair value of the Power Conversion reporting unit significantly exceeded its carrying value. The increase in fair value over its carrying value was driven primarily by a stabilization of the business and cost cutting measures. In addition, our carrying value has decreased due to currency effects of a stronger U.S. dollar.

Estimating the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. It is reasonably possible that the judgments and estimates described above could change in future periods.

oTHER INTANGIBLE ASSETS

OTHER INTANGIBLE ASSETS - NET

December 31 (In millions)	2015	2014

Intangible assets subject to amortization	$16,634	$13,052
Indefinite-lived intangible assets(a)	109	130
Total	$16,744	$13,182

(a) Indefinite-lived intangible assets principally comprise trademarks and in-process research and development.

INTANGIBLE ASSETS SUBJECT TO AMORTIZATION

	2015			2014
	Gross			Gross
	carrying	Accumulated		carrying	Accumulated
December 31 (In millions)	amount	amortization	Net	amount	amortization	Net

Customer-related	$8,650	$(2,059)	$6,591	$7,139	$(1,772)	$5,367
Patents and technology	8,543	(3,096)	5,447	6,685	(2,894)	3,791
Capitalized software	7,375	(4,136)	3,239	6,509	(3,547)	2,962
Trademarks	1,337	(282)	1,055	1,129	(251)	878
Lease valuations	167	(22)	145	-	-	-
Present value of future profits(a)	651	(651)	-	614	(614)	-
All other	267	(108)	159	107	(53)	54
Total	$26,990	$(10,354)	$16,634	$22,183	$(9,131)	$13,052

(a) Balances at December 31, 2015 and 2014 reflect adjustments of $266 million and $293 million, respectively, to the present value of future profits in our run-off insurance operation to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized.

During 2015, we recorded additions to intangible assets subject to amortization of $5,764 million, primarily driven by Alstom, capitalized software across all business lines and Milestone Aviation. The components of finite-lived intangible assets acquired during 2015 and their respective weighted average amortizable period follow.

COMPONENTS OF FINITE-LIVED INTANGIBLE ASSETS ACQUIRED DURING 2015

		Weighted-average
	Gross	amortizable period
(In millions)	carrying value	(in years)

Customer-related	$1,737	8.5
Patents and technology	2,213	10.2
Capitalized software	1,196	7.0
Trademarks	223	6.3
Lease valuations	167	4.7
All other	227	9.5

GE amortization expense related to intangible assets subject to amortization was $1,505 million, $1,386 million and $1,286 million in 2015, 2014 and 2013, respectively. GE Capital amortization expense related to intangible assets subject to amortization was $148 million, $84 million and $93 million in 2015, 2014 and 2013, respectively. Estimated GE Consolidated annual pre-tax amortization for intangible assets over the next five calendar years follows.

ESTIMATED 5 YEAR CONSOLIDATED AMORTIZATION

(In millions)	2016	2017	2018	2019	2020

Estimated annual pre-tax amortization	$1,952	$1,853	$1,851	$1,725	$1,591